SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) December 18, 1998



                           Box Hill Systems Corp.

          (Exact name of registrant as specified in its character)

      New York            1-13317              13-3460176
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      (State or other          (Commission            (IRS Employer
      jurisdiction of          File Number)           Identification No.)
      incorporation)

                         161 Avenue of the Americas
                             New York, NY 10013
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            (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   212-989-4455
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           N/A
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       (Former name or former address, if changed since last report.)



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Item 5. Other Events

          On December 18, 1998, Box Hill Systems Corp. announced that it had been named as a defendant in two class action lawsuits filed by shareholders.

Item 7.    Financial Statements and Exhibits

           Exhibits:

           99     Press Release dated December 18, 1998.


                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Box Hill Systems Corp.
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                                (Registrant)

Date December 23, 1998              By: /s/ R. Robert Rebmann, Jr.
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                                  R. Robert Rebmann, Jr.
                                  Chief Financial Officer and
                                    Treasurer